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                   SECURITY AGREEMENT AND ENCUMBRANCE AGAINST
                        AIR CARRIER AIRCRAFT SPARE PARTS

                      [Pursuant to 14 CFR Section.49.41 et seq.]

                   Aircraft Owner: Great Lakes Aviation, Ltd.

                         Aircraft Operator: Great Lakes

                  Spare Parts Locations: See Attached Exhibit A

    This Security Agreement And Encumbrance Against Air Carrier Aircraft Spare Parts ("Security Agreement") is made and entered into on this 21st day of December, 1999, by and between GREAT LAKES AVIATION, LTD., an Iowa corporation, with its principal place of business at 1965 330th Street, Spencer, Iowa 51301 (hereinafter "Debtor"), and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation, with its principal place of business at 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025 (hereinafter "Secured Party"). This Security Agreement is sometimes hereinafter referred to as the "Agreement".

    In consideration of the mutual promises, covenants and representations set forth herein, and the Loan and Security Agreement, together with any and all other agreements, instruments and documents executed in connection therewith, all executed of even date hereof (collectively, hereinafter "Loan Agreement"), the parties hereto agree as follows:

    1. GRANT OF SECURITY INTEREST. To secure the payment of Debtor's obligation under the Loan Agreement executed in conjunction with this Security Agreement and dated of even date hereof, together with any and all other indebtedness owed by Debtor to Secured Party as described in the Loan Agreement, as well as any renewals, extensions or changes in the form of said obligation or indebtedness, Debtor grants to Secured Party a security interest in all of the air carrier aircraft engines, propellers, appliances, spare parts, avionics, accessories, instruments, rotables, equipment (including ground support equipment), subassemblies, tools, kits, consummables, components and related items for installation in or use in connection with Debtor's Beechcraft Model 1900 type aircraft (hereinafter collectively "Spare Parts") which Debtor owns. Debtor grants to Secured Party a security interest in all of the aforesaid Spare Parts, whether now existing or hereafter acquired. In order to allow Secured Party to record and perfect its security interest in the Spare Parts pursuant to 14 CFR Section. 49.41 et seq., Debtor hereby covenants and agrees that:

         (i) Debtor is an air carrier holding a certificate issued under 49 U.S.C. Section 44705; and

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         (ii)  ALL OF THE ABOVE-MENTIONED SPARE PARTS WILL AT ALL TIMES AND
               UNTIL INSTALLED OR USED (IN THE ORDINARY COURSE OF DEBTOR'S BUSINESS) IN AN AIRCRAFT BELONGING TO DEBTOR, BE LOCATED AND STORED AT DEBTOR'S FACILITIES OR HANGARS AT THE LOCATIONS LISTED ON EXHIBIT A. Debtor shall not warehouse, inventory or store any of the Spare Parts (other than Spare Parts maintained off-site for repair, refurbishment, maintenance or similar purposes in the ordinary course of business) at any other location without first obtaining the written consent of Secured Party and without first executing and filing with the FAA Registry a certificate pursuant to applicable sections of the Code of Federal Regulations evidencing such change of location and such other documents as may be required by Secured Party.

    The above-described Spare Parts in this Section 1 are sometimes hereinafter collectively referred to as the "Collateral."

    2. DEBTOR'S WARRANTY OF TITLE. Except for the security interest granted herein or previously granted to Raytheon Aircraft Credit Corporation pursuant to that certain Security Agreement and Encumbrances Against Air Carrier Aircraft Engines, Propellers, Appliances and Spare Parts dated July 11, 1997, Debtor warrants that it is (or, to the extent the Collateral is to be acquired hereafter, will be) the owner of the Collateral free from any security interest, lien or encumbrance. Debtor further warrants that it will defend the Collateral against all claims and demands of any person claiming any interest therein by virtue of any such security interest, lien or encumbrance. Notwithstanding the foregoing, Debtor may sell, in the ordinary course of business, obsolete or unneeded Spare Parts which Debtor will no longer consume and which are outside of Debtor's rotation schedule of Spare Parts used in its aircraft.

    3. DEBTOR WILL EXECUTE AND DELIVER DOCUMENTS; POWER OF ATTORNEY. At Secured Party's request, Debtor shall promptly furnish such information and execute and deliver such documents and do all such acts and things as Secured Party may reasonably request as are necessary or appropriate to assist Secured Party in establishing and maintaining a valid security interest in the Collateral and that the security interest granted hereby is perfected to Secured Party's satisfaction. Debtor will pay the cost of filing all appropriate documents in all public offices where Secured Party deems such filings necessary or desirable. In addition, Debtor grants to Secured Party an irrevocable power of attorney coupled with an interest, authorizing and permitting Secured Party (acting through any of its employees, attorneys or agents) at any time after the occurrence of an Event of Default, at its option, but without obligation, with or without notice to Debtor, and at Debtor's expense, to do any or all of the following, in Debtor's name or otherwise: (a) Execute on behalf of Debtor any documents that Secured Party may, in its sole and absolute discretion, deem advisable in order to perfect, maintain or improve Secured Party's security interest in the Collateral or other property intended to constitute Collateral, or in order to exercise a right of Debtor or Secured Party, or in order to fully consummate all the transactions contemplated under this Security Agreement, and all other present and future agreements; (b) Execute on behalf of Debtor any document



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exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any property which is part of Secured Party's Collateral or in which Secured Party has an interest;
(c) Execute on behalf of Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Debtor upon any instruments, or documents, evidence of payment or Collateral that may come into Secured Party's possession; (e) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (f) Pay any sums required on account of Debtor's taxes or to secure the release of any liens therefor, or both; (g) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (h) Take any action or pay any sum required of Debtor pursuant to this Security Agreement and any other present or future agreements. Any and all sums paid and any and all costs, expenses, liabilities, obligations and attorneys' fees incurred by Secured Party with respect to the foregoing shall be added to and become part of the Obligations (as defined in the Loan Agreement), shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Secured Party's rights under the foregoing power of attorney or any of Secured Party's other rights under this Security Agreement be deemed to indicate that Secured Party is in control of the business, management or properties of Debtor.

    4. OPERATION, MAINTENANCE AND REPAIR. Debtor shall use, operate, maintain, store and repair the Collateral and retain actual control and possession thereof in accordance with each of the following provisions:

      (a) Debtor shall use, maintain, store and repair the Collateral properly, carefully and in complete compliance with all applicable statutes, ordinances, regulations, policies of insurance, manufacturer's recommendations and manufacturer's operating and maintenance manuals and handbooks.

      (b) Debtor shall properly maintain all records pertaining to the maintenance, operation and repair of the Collateral.

    5. INSURANCE. Debtor shall, at all times and at its sole expense, obtain and carry insurance coverage in an amount not less than the full insurable value of the Collateral. All policies of insurance carried in accordance with this
Section 5 shall name Secured Party as a loss payee and provide that the insurance proceeds from any loss involving the Collateral shall be payable to Secured Party up to the amount of the unpaid principal and accrued interest owed by Debtor under the Loan Agreement or other indebtedness from Debtor to Secured Party. The policies shall include coverage against the perils of strikes, riots, civil commotions or labor disturbances, and any act of vandalism, malice, sabotage, conversion, and theft. The policies shall also specify that any losses shall be adjusted by the insurer with Secured Party and Debtor.


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    All insurance policies maintained by Debtor in accordance with this section shall also comply with each of the following requirements:

      (1) be issued by insurers of recognized responsibility which are satisfactory to Secured Party;

      (2) provide that if such insurance is canceled for any reason whatsoever, or any substantial change is made in policy terms, conditions or coverage, or the policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Secured Party until thirty (30) days after Secured Party's receipt of written notice from Debtor's insurers of the cancellation, change or lapse in policy terms, conditions or coverage;

      (3) provide that in respect of the interest of Secured Party in such policies, the insurance shall not be invalidated by any action or inaction of Debtor (or any "Permitted Lessee" as defined below in Section 11) and shall insure Secured Party regardless of any breach or violation by Debtor (or any Permitted Lessee) of any warranty, declaration or condition contained in such policies;

      (4) be primary without right of contribution from any other insurance which is carried by Secured Party with respect to its interest in the Collateral;

      (5)  waive any right of subrogation of the insurer against Secured Party;

      (6) provide that Secured Party shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance policies.

Debtor shall furnish to Secured Party evidence of the aforesaid insurance coverage in certificate form. Evidence of renewal of each policy shall thereafter be furnished to Secured Party in certificate form. Debtor covenants that it will not do any act or voluntarily suffer or permit any act to be done whereby any insurance required hereunder shall or may be suspended, impaired or defeated.

     6. DEBTOR'S POSSESSION. Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement, except when an Event of Default has occurred and is continuing. In the event Debtor fails to undertake any of the following actions, Secured Party, at its option and without assuming any obligation to do so, may discharge taxes, liens, security interests or other encumbrances levied or asserted against the Collateral, may place and pay for insurance thereon, may order and pay for the repair, maintenance and preservation thereof, and may pay any necessary filing or recording fees. Any amounts paid by Secured Party under the preceding sentence shall be added to the unpaid


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principal balance under the Loan Agreement, shall be secured by the
Collateral, and shall be payable by Debtor upon demand by Secured Party together with interest at the rate provided for in the Loan Agreement until paid in full.

    7. DEBTOR'S COVENANTS. As long as this Agreement remains in effect, Debtor shall furnish Secured Party with such information concerning the location, condition, and use of the Collateral as Secured Party may request, and Debtor shall permit any person(s) designated by Secured Party in writing to inspect the Collateral, wherever located, and all records and manuals maintained in connection therewith and to make copies of such records, and to visit and inspect the properties and facilities of Debtor, and to discuss the affairs, finances and accounts of Debtor with the principal financial officers of Debtor, all at such times and as often as Secured Party may request. Secured Party shall have no duty to make any such inspection and shall not incur any liability or obligation or be deemed to have waived any right by reason of not making any such inspection. Debtor shall also furnish Secured Party from time to time, such other information as Secured Party may request with respect to the operations of Debtor in order to determine whether the covenants, terms and provisions of this Agreement have been complied with by Debtor.

    8. DEBTOR'S DEFAULT. The parties agree that the occurrence of any of the following events shall constitute an "Event of Default":

      (a)  An Event of Default shall occur under the Loan Agreement; and

      (b) Debtor's failure to maintain the insurance coverage as specified above in Section 5.

    Should an Event of Default occur, Secured Party may employ all remedies allowed by law, including declaring all indebtedness owed under the Loan Agreement, as well as any other indebtedness or liability of Debtor owed to Secured Party, immediately due and payable. Additionally, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party. The requirements of the California Uniform Commercial Code for reasonable notification to Debtor of the time and place of any proposed public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made shall be met if such notice is mailed, postage prepaid, to Debtor's address, as specified herein, at least seven (7) days before the time of the sale or disposition. After deduction of all expenses incurred in realizing on this security interest, and after the payment of all principal, interest and late payment charges due under the Loan Agreement, the balance of the proceeds of sale, if any, may be applied to the payment of any or all other indebtedness which Debtor owes Secured Party, regardless of whether such indebtedness is due or not. Debtor shall be liable for any deficiency in its financial obligation under the Loan Agreement and this Agreement after application of such proceeds. Debtor agrees to pay the attorneys' fees incurred by Secured Party to repossess the Collateral as well as the attorneys' fees incurred in pursuing and collecting any deficiency. If, after a default by Debtor, the Collateral is returned to or


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recovered by Secured Party, Debtor agrees that Secured Party may move the
Collateral for purposes related to a proposed public or private sale or other disposition of the Collateral.

    9. WAIVERS. No waiver of any covenant, warranty or condition of this Agreement, nor of any breach or default hereunder, shall be effective for any purpose whatsoever unless such waiver is in writing and signed by an officer of Secured Party. It is expressly agreed that Secured Party's waiver of any breach or default by Debtor shall constitute a waiver only as to such particular breach of default and not a waiver of any future breach or default.

    10. LIENS. Debtor shall not, directly or indirectly, create, incur, assume or suffer to exist any lien ("Lien") on or with respect to the Collateral, or any part thereof, except:

      (a) the Lien of Secured Party hereunder, the Lien of Raytheon set forth in Section 2 hereinabove and other Permitted Liens (as defined in the Loan Agreement);

      (b) Liens for taxes, assessments or other governmental charges owing by Debtor, either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Collateral or any part thereof;

      (c) materialmen's, mechanic's, workmen's , repairmen's, employees' Liens or any Lien of a similar nature arising in the ordinary course of Debtor's business, which Lien secures an obligation that is not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Collateral or any part thereof;

      (d) Liens arising out of any judgment or award against Debtor, provided that the judgment or award secured shall, within ten (10) days of entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal and shall have been discharged, vacated or reversed within ten (10) days after the expiration of such stay; and

      (e) any other Lien with respect to which the Debtor shall have provided a bond or other means that precludes the holder of the Lien, in the reasonable judgment of Secured Party, from taking any recourse against the Collateral.

Debtor shall promptly, at no expense to Secured Party, take (or cause to be taken) such action as may be necessary to duly discharge any Lien not excepted above if the same shall arise at any time with respect to the Collateral or any part thereof.



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    11. TAXES. Debtor shall pay or cause to be paid in the manner and at the time required by applicable law, all federal, state and local taxes (including sales, property, use, value-added, goods and service taxes), assessments and governmental charges or levies imposed upon, or in respect of, the Collateral, this Agreement, any payments made hereunder or under the Loan Agreement, or upon or in respect of Debtor or Debtor's income or profits, or upon any property belonging to Debtor prior to the date on which penalties attach thereto and all lawful claims which, if not paid, become a Lien upon the property of Debtor (all of the above collectively "Taxes"). Debtor shall indemnify and hold Secured Party harmless from liability for the payment of any such Taxes.

    12. LEGAL, VALID, BINDING AND ENFORCEABLE OBLIGATION. Debtor represents and warrants to Secured Party that this Agreement, upon execution and delivery, will constitute the legal, valid and binding obligation of Debtor and shall be enforceable in accordance with its terms. Debtor agrees to furnish Secured Party with written legal opinions, satisfactory in form and substance to Secured Party, verifying the aforesaid representation and warranty.

    13. CHANGES OF ADDRESS AND CHANGE OF BASE. Debtor shall immediately notify Secured Party in writing of any change of address from that shown in this Agreement.

    14. GOVERNING LAW AND FORUM CHOICE. THIS AGREEMENT WAS MADE ENTERED INTO, AND DELIVERED IN THE STATE OF CALIFORNIA AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF CALIFORNIA AS IT MAY FROM TIME TO TIME EXIST. THE LAW OF THE STATE OF CALIFORNIA SHALL APPLY TO ANY AND ALL MATTERS ARISING FROM OR RELATED TO THIS AGREEMENT AND TRANSACTION, INCLUDING ANY ACTIONS UNDERTAKEN BY SECURED PARTY SHOULD AN "EVENT OF DEFAULT" OCCUR SUCH AS AN ACTION TO OBTAIN POSSESSION OF AND FORECLOSE UPON THE COLLATERAL AND ALL OTHER REMEDIES WHICH MAY BE AVAILABLE INCLUDING SEEKING A DEFICIENCY JUDGMENT AGAINST DEBTOR. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AGREEMENT SHALL BE BROUGHT IN COURTS LOCATED WITHIN CALIFORNIA, AND THAT THE EXCLUSIVE VENUE THEREFOR SHALL BE LOS ANGELES COUNTY, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, IN THE EVENT AN "EVENT OF DEFAULT" SHOULD OCCUR, SECURED PARTY (AT ITS SOLE OPTION) MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR SECURED PARTY TO OBTAIN POSSESSION OF AND FORECLOSE UPON THE COLLATERAL. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS.

    15. ENFORCEABILITY. The provisions of this Agreement shall be severable and, if any provisions are for any reason determined to be invalid, void or unenforceable, in whole or in part, the remaining provisions shall remain in full force and effect; provided that the purpose

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of the remaining valid, effective and enforceable provisions is not frustrated; and provided further that no party is substantially and materially prejudiced thereby.

    16. ASSIGNABILITY. Secured Party shall have the absolute right to assign, transfer or sell any of its rights under this Agreement to any party of its choosing upon giving written notice thereof to Debtor. Debtor may not assign or delegate any of its rights or obligations hereunder without the prior written consent of Secured Party.

    17. BINDING AGREEMENT. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor. If there be more than one Debtor hereunder, their liabilities shall be joint and several. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns.

    18. MODIFICATION. This Agreement shall not be changed orally, but only in writing signed by the parties hereto.

    19. NOTICES. Any notice pertaining to this Agreement shall be deemed sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, to the party to whom said notice is to be given, sent via telecopy with oral confirmation from a person at the receiving office that the transmission has been received, or sent overnight air carrier. Notices sent by registered or certified mail shall be deemed given on the third day after the date of postmark. Notices hand delivered shall be deemed given on the date delivered. Notices forwarded by telecopy shall be deemed given upon the foregoing oral confirmation that the transmission has been received. Notices sent overnight air carrier shall be deemed delivered the day after being forwarded. Until changed by written notice given by either party, the addresses of the parties shall be as follows:

         Debtor:                    Great Lakes Aviation,
                                    Attn: Chairman
                                    1965 330th Street
                                    Spencer, IA  51301
                                    Telephone:  (712) 262-1000
                                    Telecopy:  (712) 262-1001

         Secured Party:             Coast Business Credit
                                    Attn:   Division Manager, Commercial
                                    Finance Division
                                    12121 Wilshire Boulevard, Suite 1400
                                    Los Angeles, California 90025
                                    Telephone: (310) 820-6681
                                    Telecopy: (310) 979-7289

    The designated addresses of both parties must be located within the United States of America allow for overnight air carrier delivery and be served by telecopy transmission service twenty-four (24) hours daily.

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    20. SIGNATORY AUTHORITY. The undersigned officer of Debtor verifies and warrants that he/she has read this Agreement in its entirety, that he/she understands its provisions and purpose, and that he/she has full authority to sign and deliver the same on behalf of Debtor and to bind Debtor, as a corporation, thereto.

    21. MUTUAL WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SECURED PARTY AND DEBTOR, OR ANY CONDUCT, ACTS OR OMISSIONS OF SECURED PARTY OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR DEBTOR, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

    In witness of the mutual promises, covenants and representations set forth herein, the parties have caused this Agreement to be duly executed and delivered at Los Angeles, California, on the day and year first above written.

                           Secured Party:

                           COAST BUSINESS CREDIT
                           a division of Southern Pacific Bank


                           By:    /s/  John Steiner
                              --------------------------------
                           Name:       John L. Steiner
                                ------------------------------
                           Title: VP
                                 -----------------------------


                           Debtor:

                           GREAT LAKES AVIATION, LTD.
                           an Iowa corporation,

                           By:   /s/   Doug G. Voss
                              --------------------------------
                           Name:
                                ------------------------------
                           Title:
                                 -----------------------------

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                                   EXHIBIT "A"

                             [Spare Parts Locations]

1965 330th Street
Spencer, Iowa 51301

O'Hare International Airport
P.O. Box 66389
Chicago, Illinois 60666

DIA 8900 Pena Blvd.
B-59
Denver, Colorado 80249-2037

3773 N. Skypark
Suite 3
Grand Island, Nebraska 68801

300 E. 8th Street
Cheyenne, Wyoming 82001

1501 Colorado Avenue N.W.
Huron, South Dakota 57350


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